EXHIBIT 10.1

                               AMENDMENT TO ASSET
                               PURCHASE AGREEMENT

          This AMENDMENT TO ASSET PURCHASE AGREEMENT (this "AMENDMENT") is dated as of September 20, 1999 and entered into by and between Marker International, a Utah corporation and a debtor and debtor-in-possession ("SELLER"), and Marker International GmbH, a Swiss GmbH ("BUYER"), and is made with reference to that certain Asset Purchase Agreement dated as of July 30, 1999 (the "PURCHASE AGREEMENT"), by and between Seller (prior to becoming a debtor and debtor-in-possession) and Buyer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Purchase Agreement.

                                    RECITALS

          WHEREAS, as contemplated by the Purchase Agreement, Seller and two of its wholly-owned Subsidiaries, DNR North America, Inc. and DNR USA, Inc., each filed a voluntary petition under Chapter 11 of the Bankruptcy Code on August 19, 1999 (the "PETITION DATE") with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT");

          WHEREAS, pursuant to the terms of the Purchase Agreement it is a condition to Closing that Seller cause certain Orders to be entered by the Bankruptcy Court on or before the times set forth in the Purchase Agreement, in each case in form and substance reasonably satisfactory to Buyer; and

          WHEREAS, Seller and Buyer desire to amend the Purchase Agreement to provide, among other things, Seller with additional time to cause the Orders set forth below to be entered by the Bankruptcy Court.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO THE PURCHASE AGREEMENT

          1.1 AMENDMENTS TO SUBSECTION 1.1: PROVISIONS RELATING TO DEFINED TERMS

          Subsection 1.1 of the Purchase Agreement is hereby amended as follows:

          A. The definition of "Breakup Fee Order" is hereby amended by deleting it in its entirety and substituting the following therefor:

          "'Breakup Fee Order' means the Order of the Bankruptcy Court entered on September 14, 1999 which grants Buyer and its Affiliates, among other things, an administrative priority claim for the Breakup Fee, the Reimbursement Expenses and reimbursement and indemnification obligations under Section 11.14(c) and approves the payment thereof to Buyer and its Affiliates."

          B. The definition of "Confirmation Order" is hereby amended by deleting at the end thereof the clause: "and shall be entered by the Bankruptcy Court no later than fifty-five (55) days after the Petition Date".

          C. The definition of "Disclosure Statement Order" is hereby amended by deleting at the end thereof the clause: "and shall be entered by the Bankruptcy Court no later than thirty (30) days after the Petition Date".

          1.2 AMENDMENT TO SUBSECTION 4.8: SELLER'S REPRESENTATIONS AND
WARRANTIES: AUTHORIZATION; NO CONFLICTS

          Subsection 4.8 of the Purchase Agreement is hereby amended by deleting therefrom the phrase "other than the super-priority claim of Buyer under the Breakup Fee Order and Section 364(c)(1) of the Bankruptcy Code" and substituting therefor:

          "other than the administrative priority claim of Buyer under the Breakup Fee Order"

          1.3 AMENDMENT TO SUBSECTION 6.3: PRE-CLOSING COVENANTS: CONDUCT OF BUSINESS

          Subsection 6.3 of the Purchase Agreement is hereby amended by deleting the phrase "shall be junior in priority" in clause (e), clause (l) and in the last paragraph of such subsection and substituting therefor (in each instance):

          "shall in no event be senior in priority".

          1.4 AMENDMENT TO SUBSECTION 6.8(B)(II): SELLER'S COVENANTS: CHAPTER 11 CASE

          Subsection 6.8(b)(ii) of the Purchase Agreement is hereby amended by deleting therefrom the phrase "fifteen (15) business days after the Petition Date" and substituting therefor:

          "September 14, 1999 or such later date as Buyer may, in its sole and absolute discretion, expressly consent to in writing or on the record in the Bankruptcy Court"

          1.5 AMENDMENTS TO SUBSECTION 8.2(N)(I): CONDITIONS TO OBLIGATIONS OF
BUYER: CHAPTER 11 CASE

          Subsection 8.2(n)(i) of the Purchase Agreement is hereby amended by:

          A. deleting clause (A) of such subsection in its entirety and substituting the following therefor:

          "the Breakup Fee Order shall have been entered by the Bankruptcy Court no later than September 14, 1999;";

          B. deleting the phrase "thirty (30) days after the Petition Date" from clause (C) of such subsection and substituting therefor:

          "September 22, 1999 or such later date as Buyer may, in its sole and absolute discretion, expressly consent to in writing or on the record in the Bankruptcy Court"; and

          C. deleting the phrase "fifty-five (55) days after the Petition Date" from clause (D) of such subsection and substituting therefor:

          "October 27, 1999 or such later date as Buyer may, in its sole and absolute discretion, expressly consent to in writing or on the record in the Bankruptcy Court (provided that such later date shall in no event be after November 30, 1999),".


          SECTION 2. MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT.

          (i) On and after the date hereof, each reference in the Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

          (ii) Except as specifically amended by this Amendment, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Buyer under, the Purchase Agreement.

          B. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Seller and Buyer and receipt by Seller and Buyer of written or telephonic notification of such execution and authorization of delivery thereof. Seller represents and warrants that the filing of a voluntary petition by Seller under Chapter 11 of the Bankruptcy Code on the Petition Date was duly authorized by all necessary corporate action and that Seller's execution, delivery and performance of this Amendment does not require prior notice to or the consent of any Person (including, without limitation, the Bankruptcy Court).

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its duly authorized officers as of the day and year first above written.

                                        BUYER:

                                        MARKER INTERNATIONAL GMBH


                                        By: /s/ Peter C. Weaver
                                            --------------------------------
                                            Name:  Peter C. Weaver
                                            Title: Chief Executive Officer


                                        By: /s/ Kevin Hardy
                                            --------------------------------
                                            Name:   Kevin Hardy
                                            Title:  Chief Financial Officer

                                        SELLER:

                                        MARKER INTERNATIONAL, AS DEBTOR
                                        AND DEBTOR-IN-POSSESSION


                                        By: /s/ Christoph Bronder
                                            --------------------------------
                                            Name:  Christoph Bronder
                                            Title: Manager


                                        By: /s/ Gian Carlo Zanata
                                            --------------------------------
                                            Name:   Gian Carlo Zanata
                                            Title:  President